SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549
                     -----------------------

                           FORM 8-A

              FOR REGISTRATION OF CERTAIN CLASSES OF
            SECURITIES PURSUANT TO SECTION 12(B) OR (G)
              OF THE SECURITIES EXCHANGE ACT OF 1934


                    -------------------------

                       CYBER-VITAMIN.COM
          (Name of registrant as specified in its charter)

       California                               454110
(State of Incorporation)            (Primary Standard Industrial
                                     Classification Code)

                         91-2021600
          (I.R.S. Employer Identification Number)

                 79811 "A" Country Club Drive
                   Bermuda Dunes, CA 92201
                   (800) 929-6147 (PHONE)
                   (760) 345-0980 (FAX)

   (Address and telephone number of principal executive offices)
                    -------------------------
                  79811 "A" Country Club Drive
                   Bermuda Dunes, CA 92201
                   (800) 929-6147 (PHONE)
                   (760) 345-0980 (FAX)

(Address of principal place of business or intended principal place of business)
                    -------------------------

                         KENNETH G. EADE
                         Attorney at Law
                    827 State Street, Suite 12
                     Santa Barbara, CA 93101
                      (805)560-9828 (PHONE)
                   (805) 560-3608 (TELECOPY)

  (Name, address and telephone number of agent for service)
                    -------------------------

                          COPIES TO:

                       KENNETH G. EADE
                       Attorney at Law
                  827 State Street, Suite 26
                   Santa Barbara, CA 93101
                    (805)560-9828 (PHONE)
                  (805) 560-3608 (TELECOPY)
                    -------------------------

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:

                  Common Stock, $.001 par value
                         (Title of class)

Item 1.  Description of Registrant's Securities to Be Registered.

This registration statement relates to the common stock, $.001 par value, of Cyber-Vitamin.com (Registrant.) A description of the common stock is contained under the heading "Description of Capital Stock" in the Prospectus that constitutes a part of the Form SB-2 registration statement filed with the Securities and Exchange Commission (Registration No. 333-44398), which prospectus shall be deemed to be incorporated by reference in to this registration statement.

Item 2.  Exhibits

     1.1 Specimen stock certificate (incorporated by reference herein from Exhibit 4 to Form SB-2, Registration No. 333-44398)

     2.1 Articles of incorporation of registrant (incorporated by reference herein from Exhibit 3.1 to Form SB-2, Registration
No. 333-44398)

     2.2 By-laws of registrant (incorporated by reference herein from Exhibit 4 to Form SB-2, Registration No. 333-44398)

                            SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities
Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.



                                   CYBER-VITAMIN.COM

                                        Robert T. Yarbray
                                   By_________________________

                                   Robert T. Yarbray, President